UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 23, 2026

Keros Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39264	81-1173868
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1050 Waltham Street, Suite 302 Lexington, Massachusetts		02421
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 314-6297

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	KROS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On June 23, 2026, the board of directors (the “Board”) of Keros Therapeutics, Inc. (the “Company”), based upon a recommendation from the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”), voted to appoint Anne Prener, M.D., Ph.D., as a director of the Company, effective on July 1, 2026. Dr. Prener was appointed as a Class III director with a term expiring at the Company’s 2029 annual meeting of stockholders. Dr. Prener has not been appointed to a committee of the Board at this time.

There are no arrangements or understandings between Dr. Prener and any other person pursuant to which Dr. Prener was appointed as a director. There are no transactions to which the Company is a party and in which Dr. Prener has a material interest that are required to be disclosed under Item 404(a) of Regulation S-K. Dr. Prener has not previously held any positions with the Company and has no family relations with any directors or executive officers of the Company.

Dr. Prener will participate in the Company’s standard compensation plan for non-employee directors, including (i) an initial stock option grant to purchase a number of shares of the Company’s common stock (“Common Stock”) having a grant date fair value, as determined in accordance with Financial Accounting Standards Board ASC Topic 718, equal to $150,000 (the “Initial Option Grant”); provided, that the number of shares of Common Stock subject to the Initial Option Grant will not exceed 0.075% of the number of shares of Common Stock outstanding as of the applicable grant date, subject to the maximum limit and terms in the Company’s 2020 Equity Incentive Plan (the “Plan”), and (ii) an initial restricted stock unit award covering a number of shares of Common Stock having a grant date fair value, as determined in accordance with Financial Accounting Standards Board ASC Topic 718, equal to $150,000 (the “Initial RSU Grant”); provided, that the number of shares of Common Stock subject to the Initial RSU Grant will not exceed 0.075% of the number of shares of Common Stock outstanding as of the applicable grant date.

The shares subject to the Initial Option Grant will vest in equal quarterly installments over a three-year period such that the option is fully vested on the third anniversary of the date of grant, subject to Dr. Prener’s Continuous Service (as defined in the Plan) through each such vesting date. The Initial RSU Grant will vest over a three-year period, in twelve equal quarterly installments on each Quarterly Vesting Date (as defined below) that occurs on or following the effective date of Dr. Prener’s appointment, subject to Dr. Prener’s Continuous Service (as defined in the Plan) through each such vesting date. “Quarterly Vesting Date” means the 15th of each of February, May, August and November. Notwithstanding the foregoing, the Initial Option Grant and Initial RSU Grant will vest in full upon a Change in Control (as defined in the Plan).

In addition, pursuant to the Company’s amended and restated non-employee director compensation policy, Dr. Prener will be eligible for (i) an annual option grant to purchase a number of shares of Common Stock having a grant date fair value, as determined in accordance with Financial Accounting Standards Board ASC Topic 718, equal to $75,000 (the “Annual Option Grant”); provided, that the number of shares of Common Stock subject to the Annual Option Grant will not exceed 0.0375% of the number of shares of Common Stock outstanding as of the applicable grant date, and (ii) an annual restricted stock unit award covering a number of shares of Common Stock having a grant date fair value, as determined in accordance with Financial Accounting Standards Board ASC Topic 718, equal to $75,000 (the “Annual RSU Grant”); provided, that the number of shares of Common Stock subject to the Annual RSU Grant will not exceed 0.0375% of the number of shares of Common Stock outstanding as of the applicable grant date. The Annual Option Grant and the Annual RSU Grant will each be granted in connection with the Company’s annual meeting of stockholders each year. Dr. Prener will also be entitled pursuant to the non-employee director compensation policy to receive a $41,500 annual cash retainer for her service on the Board.

In connection with her appointment as a member of the Board, the Company will enter into its standard form of indemnification agreement with Dr. Prener. The indemnification agreement will provide, among other things, that the Company will indemnify Dr. Prener for certain expenses, including damages, judgments, fines, penalties and settlements she may be required to pay in actions or proceedings which she is made party to arising in her capacity as a director or in connection with service at the Company’s request for another corporation or entity.

Item 7.01. Regulation FD Disclosure.

On June 25, 2026, the Company issued a press release announcing Dr. Prener’s appointment to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 to Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section. The information contained in this Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit
No.	Description
99.1	Press Release dated June 25, 2026.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEROS THERAPEUTICS, INC.

By:	/s/ Jasbir Seehra
Jasbir Seehra, Ph.D. Chief Executive Officer
Dated: June 25, 2026